UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 12, 2008
Burlington Coat Factory Investments Holdings, Inc. (Exact Name of Registrant As Specified In Charter)
Delaware (State or Other Jurisdiction of Incorporation)	333-137917 (Commission File Number)	20-4663833 (IRS Employer Identification No.)
1830 Route 130 North Burlington, New Jersey 08016 (Address of Principal Executive Offices, including Zip Code)
(609) 387-7800 (Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

SIGNATURE

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 On September 12, 2008, Mark A. Nesci, Chief Executive Officer of Burlington Coat Factory Warehouse Corporation, a wholly-owned subsidiary of Burlington Coat Factory Investments Holdings, Inc. announced that he had made a personal decision to retire when his successor is identified and transitioned into the company.  Upon retirement, he will become an advisor to the company’s Board of Directors and will remain a significant long term equity investor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Burlington, New Jersey on September 12, 2008.

Burlington Coat Factory Investments Holdings, Inc.
                                                                               (Registrant)

By:  /s/:   Paul Tang
                                                   Paul Tang
   Executive Vice President, General Counsel and Secretary